LEGAL PROCEEDINGS

         On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading with certain mutual funds in the Nations Funds family (the "Nations Funds"). Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and also "late trading." Nations Funds and the Board of Trustees (the "Board") are cooperating fully with the NYAG, the U.S. Securities and Exchange Commission (the "SEC") and other regulators in connection with these inquiries.

         On September 8, 2003, the Board's independent trustees announced that they would retain an independent firm to evaluate the extent of any adverse monetary impact to any Nations Fund in which the Nations Funds' adviser permitted a discretionary market-timing agreement. They also announced that they would evaluate whether any additional steps are appropriate to assure Nations Funds shareholders that the Nations Funds are being managed in their best interests. In addition, the independent trustees announced that the Board, with the assistance of the independent firm, will conduct a review of the issues relating to late trading in Nations Funds, consider the results of the review of these issues being conducted by Bank of America Corporation, and take action as appropriate.

         On the same date, Bank of America Corporation announced that, to the extent that the independent trustees, after consultation with the independent firm, determine that Nations Funds shareholders were adversely affected by such discretionary market-timing agreement, the adviser will make appropriate restitution. Appropriate restitution will also be made to the extent that it is determined that Nations Funds shareholders were adversely impacted by any late trading activities. Bank of America Corporation also announced that the adviser will promptly return to Nations Funds that were the subject of a market-timing agreement all management and investment advisory fees it received as a result of such agreement. Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by Nations Funds in connection with this matter, including the cost of preparing and mailing this supplement to shareholders.

         On September 16, 2003, the NYAG announced a criminal action, and the SEC announced a civil action, against an employee of Banc of America Securities, Inc., a selling agent affiliated with the Nations Funds' distributor and adviser. The complaints allege that this employee played a key role in enabling Canary to engage in "late trading" of shares of Nations Funds and other mutual funds in violation of state and federal law.

         As of the date of this filing, the following lawsuits have been filed in connection with these circumstances:

o On September 3, 2003, Shirley M. McLain and Keith Nichols, plaintiffs identifying themselves as Nations Funds shareholders, filed a purported class action lawsuit against Bank of America, Nations Funds and Banc of America Capital Management, LLC in the District Court in Denver, Colorado. The suit alleges, among other things, that the defendants violated their fiduciary duty to plaintiffs. The action seeks, among other things, damages and the payment of the plaintiff's attorneys' and experts' fees.

o On September 5, 2003, Leann Lin, a plaintiff identifying herself as a Nations Funds shareholder, filed a purported class action lawsuit against Bank of America Corporation, Bank of America, N.A., Banc of America Capital Management LLC, Nations Fund Trust and Robert H. Gordon in the U.S. District Court for the Central District of California. The suit alleges, among other things, that the defendants made false and misleading statements in Nations Funds prospectuses in violation of Sections 11, 12(2) and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The action seeks, among other things, compensatory damages and the payment of the plaintiff's attorneys' and experts' fees.

o On September 8, 2003, Samuel T. Cohen, a plaintiff identifying himself as a Nations Funds shareholder, filed a purported class action lawsuit against Nations Funds, Bank of America Corporation, Banc of America Capital Management LLC, Banc of America Advisors, LLC, Nations Fund, Inc., Robert H. Gordon, Theodore H. Sihpol, III, Charles D. Bryceland, Edward J. Stern, Canary Capital Partners, LLC, Canary Investment Management, LLC, Canary Capital Partners, Ltd. and John Does 1-100 in the U.S. District Court for the Southern District of New York. The suit alleges, among other things, that the defendants made false and misleading statements in Nations Funds prospectuses in violation of Sections 11 and 15 of the Securities Act of 1933, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Section 206 of the Investment Advisers Act of 1940. The action seeks, among other things, compensatory damages and the payment of the plaintiff's attorneys' and experts' fees.

o On September 9, 2003, John Golisano, a plaintiff identifying himself as a Nations Funds shareholder, filed a purported class action lawsuit against Bank of America Corporation, Nations Institutional Reserves Convertible Securities Fund, Nations International Equity Primary Fund, Nations Emerging Markets Fund, Nations Fund Inc. Small Company Fund, Bank of America, N.A., Banc of America Capital Management, LLC, BACAP Distributors, LLC, Stephens Inc., Edward J. Stern, Canary Investment Management, LLC, Canary Capital Partners, Ltd., and Does 1-100 in the U.S. District Court for the District of New Jersey. The suit alleges, among other things, that the defendants violated their fiduciary duty to the plaintiffs in violation of Sections 36(a) and (b) of the Investment Company Act of 1940. The action seeks, among other things, proven damages.

o On September 12, 2003, James McLain, a plaintiff identifying himself as a Nations Funds shareholder, filed a purported class action lawsuit against Bank of America Corporation, Banc of America Advisors, LLC, Banc of America Capital Management, LLC, Nations Funds Trust, Banc of America Securities, LLC and Doe Defendants 1-100 in the North Carolina General Court of Justice, Superior Court Division, Mecklenburg County. The suit alleges, among other things, that the defendants violated their fiduciary duty to the plaintiffs and breached contracts with the plaintiffs. The action seeks, among other things, restitution, punitive damages and attorneys' fees.

o On September 22, 2003, Robert K. Finnell, a plaintiff identifying himself as a Nations Funds shareholder, filed a purported class action lawsuit against Bank of America Corp., Banc of America Capital Management, LLC, Canary Capital Partners, LLC, Canary Investment Management, LLC, Canary Capital Partners, LTD, Kenneth D. Lewis, A. Max Walker, Robert H. Gordon and Edward D. Bedard in the United States District Court of the District of New Jersey. The suit alleges, among other things, that the defendants violated Section 36 of the Investment Company Act of 1940, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder and common law breach of duty. The action seeks, among other things, the removal of the current trustees of Nations Funds Trust, damages and reasonable attorneys' fees and costs.

o On September 22, 2003, Roderick L. Rohher, a plaintiff identifying himself as a Nations Funds shareholder, filed a purported class action lawsuit against Nations Capital Growth Fund, Nations Marsico 21st Century Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth Fund, Nations MidCap Growth Fund, Nations Strategic Growth Fund, Nations Asset Allocation Fund, Nations MidCap Value Fund, Nations SmallCap Value Fund, Nations Value Fund, Nations Global Value Fund, Nations International Equity Fund, Nations International Value Fund, Nations Marsico International Opportunities Fund, Nations Bond

         Fund, Nations Government Securities Fund, Nations High Yield Bond Fund, Nations Intermediate Bond Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund, Nations CA Intermediate Municipal Bond Fund, Nations CA Municipal Bond Fund, Nations FL Intermediate Municipal Bond Fund, Nations FL Municipal Bond Fund, Nations GA Intermediate Municipal Bond Fund, Nations Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations MD Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations NC Intermediate Municipal Bond Fund, Nations SC Intermediate Municipal Bond Fund, Nations Short-Term Municipal Income Fund, Nations TN Intermediate Municipal Bond Fund, Nations TX Intermediate Municipal Bond Fund, Nations VA Intermediate Municipal Bond Fund, Nations LargeCap Enhanced Core Fund, Nations LargeCap Index Fund, Nations MidCap Index Fund, Nations SmallCap Index Fund, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio, Nations Convertible Securities Fund, Nations CA Tax-Exempt Reserves, Nations Cash Reserves, Nations Government Reserves, Nations Money Market Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations Treasury Reserves, Bank of America Corporation, Banc of America Capital Management, LLC, Banc of America Advisors, LLC, Robert H. Gordon, Theodore H. Sihpol, III, Charles D. Bryceland, Edward J. Stern, Canary Capital Partners, LLC, Canary Investment Management, LLC, Canary Capital Partners, LTD and John Does 1-100, in the United States District Court for the Central District of California. The suit alleges, among other things, that the defendants violated Sections 11 and 15 of the Securities Act of 1933, Sections 10(b), 20(a) and Rule 10b-5 of the Securities Exchange Act of 1934 and Section 206 of the Investment Advisers Act of 1940. The action seeks, among other things, damages and the payment of the plaintiff's attorneys' and experts' fees.

o On September 23, 2003, Emanuel Wasserman, a plaintiff identifying himself as a Nations Funds shareholder, filed a purported class action lawsuit against Kenneth D. Lewis, John R. Belk, Charles W. Coker, Frank Dowd IV, Kathleen F. Feldstein, Paul Fulton, Donald E. Guinn, James H. Hance, Jr., Walter E. Massey, C. Steven McMillan, Particia E. Mitchell, Edward L. Romero, O. Temple Sloan, Jr., Meredith R. Spangler, Ronald Townsend, Jacqueline M. Ward, Virgil R. Williams, Canary Capital Partners, LLC, Canary Investment Management, LLC, Canary Capital Partners, Ltd, Edward J. Stern, Charles D. Bryceland, Theodore C. Sihpol, III, Does 1-50 and Bank of America Corporation, in the Superior Court of California, County of Los Angeles. The suit alleges, among other things, that the defendants breached fiduciary duty, wasted corporate assets, aided and abetted breach of fiduciary duty and violated California Corporations Code Section 25402 and 255025. The action seeks, among other things, declaratory relief, damages and reasonable attorneys' fees and costs.

o On September 26, 2003, Margo A. Bode, a plaintiff identifying herself as a Nations Funds shareholder, filed a purported class action lawsuit against Bank of America Corporation, Banc of America Capital Management, LLC, Banc of America Advisors, LLC, Nations Fund, Inc., Nations Capital Growth Fund, Nations Marsico 21st Century Fund, Nations Marsico Equities Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth Fund, Nations MidCap Growth Fund, Nations Small Company Fund, Nations Strategic Growth Fund, Nations Asset Allocation Fund, Nations MidCap Value Fund, Nations Value Fund, Nations Global Value Fund, Nations International Equity Fund, Nations International Value Fund, Nations Marsico International Opportunities Fund, Nations Bond Fund, Nations Government Securities Fund, Nations High Yield Bond Fund, Nations Intermediate Bond Fund, Nations Short Intermediate Government Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund, Nations CA Intermediate Municipal Bond Fund, Nations CA Municipal Bond Fund, Nations FL Intermediate Municipal Bond Fund, Nations FL Municipal Bond Fund, Nations GA Intermediate Municipal Bond Fund, Nations Intermediate Municipal Bond Fund,

         Nations Kansas Municipal Income Fund, Nations MD Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations NC Intermediate Municipal Bond Fund, Nations SC Intermediate Municipal Bond Fund, Nations Short Term Municipal Income Fund, Nations TN Intermediate Municipal Bond Fund, Nations TX Intermediate Municipal Bond Fund, Nations VA Intermediate Municipal Bond Fund, Nations Large Cap Enhanced Core Fund, Nations Large Cap Index Fund, Nations Mid Cap Index Fund, Nations Small Cap Index Fund, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio, Nations Convertible Securities Fund, Nations CA Tax Exempt Reserves, Nations Cash Reserves, Nations Government Reserves, Nations Money Market Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations Treasury Reserves, Robert H. Gordon, Theodore H. Sihpol, III, Charles D. Bryceland, Edward J. Stern, Canary Capital Partners, LLC, Canary Investment Management, LLC, Canary Capital Partners, LTD and John Does 1-100, in the United States District Court for the District of New Jersey. The suit alleges, among other things, that the defendants violated Sections 11 and 15 of the Securities Act of 1933, Sections 10(b), 20(a) and Rule 10b-5 of the Securities Exchange Act of 1934, Sections 36(a) and 36(b) of the Investment Company Act of 1940 and breach of fiduciary duty. The action seeks, among other things, damages and the payment of the plaintiff's attorneys' and experts' fees.

o On September 26, 2003, Kathleen A. Sussman and Howard Segal, plaintiffs identifying themselves as Nations Funds shareholders, filed a purported class action lawsuit against Nations Capital Growth Fund, Nations Marsico 21st Century Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth Fund, Nations MidCap Growth Fund, Nations Strategic Growth Fund, Nations Asset Allocation Fund, Nations MidCap Value Fund, Nations SmallCap Value Fund, Nations Value Fund, Nations Global Value Fund, Nations International Equity Fund, Nations International Value Fund, Nations Marsico International Opportunities Fund, Nations Bond Fund, Nations Government Securities Fund, Nations High Yield Bond Fund, Nations Intermediate Bond Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund, Nations CA Intermediate Municipal Bond Fund, Nations CA Municipal Bond Fund, Nations FL Intermediate Municipal Bond Fund, Nations FL Municipal Bond Fund, Nations GA Intermediate Municipal Bond Fund, Nations Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations MD Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations NC Intermediate Municipal Bond Fund, Nations SC Intermediate Municipal Bond Fund, Nations Short-Term Municipal Income Fund, Nations TN Intermediate Municipal Bond Fund, Nations TX Intermediate Municipal Bond Fund, Nations VA Intermediate Municipal Bond Fund, Nations LargeCap Enhanced Core Fund, Nations LargeCap Index Fund, Nations MidCap Index Fund, Nations SmallCap Index Fund, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio, Nations Convertible Securities Fund, Nations CA Tax-Exempt Reserves, Nations Cash Reserves, Nations Government Reserves, Nations Money Market Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations Treasury Reserves, Bank of America Corporation, Banc of America Capital Management, LLC, Banc of America Advisors, LLC, Robert H. Gordon, Theodore H. Sihpol, III, Charles D. Bryceland, Edward
         J. Stern, Canary Capital Partners, LLC, Canary Investment Management, LLC and Canary Capital Partners, Inc., in the United States District Court for the Central District of California. The suit alleges, among other things, that the defendants violated Sections 11 and 15 of the Securities Act of 1933, Sections 10(b), 20(a) and Rule 10b-5 of the Securities Exchange Act of 1934 and Section 206 of the Investment Advisers Act of 1940. The action seeks, among other things, damages and the payment of the plaintiff's attorneys' and experts' fees.

o On September 30, 2003, A. Duane Wahl, a plaintiff identifying himself as a Nations Funds shareholder, filed a purported class action lawsuit against Nations Capital Growth Fund,

         Nations Marsico 21st Century Fund, Nations Marsico Equities Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth Fund, Nations MidCap Growth Fund, Nations Small Company Fund, Nations Strategic Growth Fund, Nations Asset Allocation Fund, Nations MidCap Value Fund, Nations SmallCap Value Fund, Nations Value Fund, Nations Global Value Fund, Nations International Equity Fund, Nations International Value Fund, Nations Marsico International Opportunities Fund, Nations Bond Fund, Nations Government Securities Fund, Nations High Yield Bond Fund, Nations Intermediate Bond Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund, Nations CA Intermediate Municipal Bond Fund, Nations CA Municipal Bond Fund, Nations FL Intermediate Municipal Bond Fund, Nations FL Municipal Bond Fund, Nations GA Intermediate Municipal Bond Fund, Nations Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations MD Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations NC Intermediate Municipal Bond Fund, Nations SC Intermediate Municipal Bond Fund, Nations Short-Term Municipal Income Fund, Nations TN Intermediate Municipal Bond Fund, Nations TX Intermediate Municipal Bond Fund, Nations VA Intermediate Municipal Bond Fund, Nations LargeCap Enhanced Core Fund, Nations LargeCap Index Fund, Nations MidCap Index Fund, Nations SmallCap Index Fund, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio, Nations Convertible Securities Fund, Nations CA Tax-Exempt Reserves, Nations Cash Reserves, Nations Government Reserves, Nations Money Market Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations Treasury Reserves, Bank of America Corporation, Banc of America Capital Management, LLC, Banc of America Advisors, LLC, Robert H. Gordon, Theodore H. Sihpol, III, Charles D. Bryceland, Edward
         J. Stern, Canary Capital Partners, LLC, Canary Investment Management, LLC, Canary Capital Partners, LTD and John Does 1-100, in the United States District Court for the Southern District of New York. The suit alleges, among other things, that the defendants violated Sections 11 and 15 of the Securities Act of 1933, Sections 10(b), 20(a) and Rule 10b-5 of the Securities Exchange Act of 1934 and Section 206 of the Investment Advisers Act of 1940. The action seeks, among other things, damages and the payment of the plaintiff's attorneys' and experts' fees.

o On October 9, 2003, Jean Marie Maggi, individually and as a representative of Angelina Maggi, plaintiffs identifying themselves as Nations Funds shareholders, filed a purported class action lawsuit against Bank of America Corporation, Nations Funds Trust, Banc of America Capital Management, LLC, BACAP Distributors, LLC, Banc of America Securities, LLC, Richard M. DeMartini, Robert H. Gordon, Charles D. Bryceland and Theodore C. Sihpol III, in the United States District Court for the Central District of California. The suit alleges, among other things, that the defendants violated various provisions of the Investment Company Act of 1940, the Investment Advisers Act of 1940, Section 11 of the Securities Act of 1933 and breached fiduciary duty. The action seeks, among other things, damages and reasonable attorneys' fees and costs.

o On October 17, 2003, Katrina S. Weaver, a plaintiff identifying herself as a Nations Funds shareholder, filed a purported class action lawsuit against Nations Capital Growth Fund, Nations Marsico 21st Century Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth Fund, Nations MidCap Growth Fund, Nations Small Company Fund, Nations Strategic Growth Fund, Nations Asset Allocation Fund, Nations MidCap Value Fund, Nations SmallCap Value Fund, Nations Value Fund, Nations Global Value Fund, Nations International Equity Fund, Nations International Value Fund, Nations Marsico International Opportunities Fund, Nations Bond Fund, Nations Government Securities Fund, Nations High Yield Bond Fund, Nations Intermediate Bond Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund, Nations CA Intermediate Municipal Bond Fund, Nations CA Municipal Bond Fund, Nations FL Intermediate Municipal

         Bond Fund, Nations FL Municipal Bond Fund, Nations GA Intermediate Municipal Bond Fund, Nations Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations MD Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations NC Intermediate Municipal Bond Fund, Nations SC Intermediate Municipal Bond Fund, Nations Short-Term Municipal Income Fund, Nations TN Intermediate Municipal Bond Fund, Nations TX Intermediate Municipal Bond Fund, Nations VA Intermediate Municipal Bond Fund, Nations LargeCap Enhanced Core Fund, Nations LargeCap Index Fund, Nations MidCap Index Fund, Nations SmallCap Index Fund, Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio, Nations Convertible Securities Fund, Nations CA Tax-Exempt Reserves, Nations Cash Reserves, Nations Government Reserves, Nations Money Market Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations Treasury Reserves, Bank of America Corporation, Banc of America Capital Management, LLC, Banc of America Advisors, LLC, Nations Fund, Inc., Robert H. Gordon, Theodore H. Sihpol, III, Charles
         D. Bryceland, Edward J. Stern, Canary Capital Partners, LLC, Canary Investment Management, LLC, Canary Capital Partners, LTD and John Does 1-100, in the United States District Court for the Southern District of New York. The suit alleges, among other things, that the defendants violated Sections 11 and 15 of the Securities Act of 1933, Sections 10(b), 20(a) and Rule 10b-5 of the Securities Exchange Act of 1934 and
         Section 206 of the Investment Advisers Act of 1940. The action seeks, among other things, damages and the payment of the plaintiff's attorneys' and experts' fees.

o On October 22, 2003, Mike Sayegh, a citizen on behalf of the general public, filed a purported class action lawsuit against Janus Capital Corporation, Janus Capital Management LLC, Janus Investment Fund, Edward J. Stern, Canary Capital Partners LLC, Canary Investment Management LLC, Canary Capital Partners LTD, Kaplan & Co. Securities Inc., Bank One Corporation, Banc One Investment Advisors, The One Group Mutual Funds, Bank of America Corporation, Banc of America Capital Management LLC, Banc of America Advisors LLC, Nations fund Inc., Robert
         H. Gordon, Theodore H. Sihpol III, Charles D. Bryceland, Security Trust Company, Strong Capital Management Inc., JB Oxford & Company, Alliance Capital Management Holding L.P., Alliance Capital Management L.P., Alliance Capital Management Corporation, AXA Financial Inc., AllianceBernstein Registrants, Gerald Malone, Charles Schaffran, Marsh & McLennan Companies, Inc., Putnam Investments Trust, Putnam Investment Management LLC, Putnam Investment Funds, and Does 1-500. The suit alleges, among other things, that the defendants violated Sections 17200 and 17203 of the California Business and Professions Code. The action seeks, among other things, restitution, declaratory relief relating to defendants' actions and practices and damages and reasonable attorneys' fees and costs.

o On November 5, 2003, Mary Ann Arnold, a plaintiff identifying herself as a Nations Funds shareholder, filed a purported class action lawsuit against Bank of America, N.A., Bank of America Corporation, Nations Funds, William P. Carmichael, BACAP Distributors, LLC and Banc of America Capital Management, LLC, in the United States District Court for the Central District of California. The suit alleges, among other things, that the defendants breached fiduciary duty and contract, were unjustly enriched and violated Section 36 of the Investment Company Act of 1940, Section 16002 of the California Probate Code and Section 17200 of the California Business and Professions Code. The action seeks, among other things, judgment compelling remedial measures, and damages and reasonable attorneys' fees and costs.

         Additional lawsuits presenting allegations and requests for relief that are not materially different from those described here may be filed against these and related parties in the near future arising out of these circumstances.